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                                                                     Exhibit 1.2

1

EXECUTION COPY

                        SEAGATE TECHNOLOGY INTERNATIONAL

                                  $210,000,000

                   12 1/2% Senior Subordinated Notes due 2007

                        JOINDER TO THE PURCHASE AGREEMENT
                        ---------------------------------

     November 22, 2000

CHASE SECURITIES INC.
GOLDMAN, SACHS & CO.
MERRILL LYNCH, PIERCE,
  FENNER & SMITH INCORPORATED

c/o Chase Securities Inc.
270 Park Avenue, 4th floor
New York, New York 10017

Ladies and Gentlemen:

         Reference is made to the Purchase Agreement (the "Purchase Agreement") dated November 17, 2000, among Suez Acquisition Company (Cayman) Limited, an exempted limited liability company organized under the laws of the Cayman Islands, Chase Securities Inc. ("CSI"), Goldman, Sachs & Co. ("Goldman") and Merrill Lynch, Pierce, Fenner & Smith Incorporated (together with CSI and Goldman, the "Initial Purchasers") concerning the purchase of the Securities (as defined in the Purchase Agreement) from the Issuer by the several Initial Purchasers. Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Purchase Agreement. This is the agreement referred to in Section 5(r) of the Purchase Agreement.

         Seagate Technology International, an exempted limited liability company organized under the laws of the Cayman Islands (the "Issuer") and each of the Note Guarantors listed on Schedule I hereto agree that this letter agreement is being executed and delivered in connection with the issue and sale of the Securities pursuant to the Purchase Agreement and to induce the Initial Purchasers to purchase the Securities thereunder. This letter agreement is being executed on the Closing Date, concurrently with the consummation of the sale of Securities pursuant to the Purchase Agreement and the consummation of the

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other Transactions.

         1. Joinder. Each of the parties hereto hereby agrees to be become bound by the terms, conditions and other provisions of the Purchase Agreement (in the case of the Issuer, as issuer and in the case of each Note Guarantor, as a Note Guarantor), with all attendant rights, duties and obligations stated therein, with the same force and effect as if originally named therein as a party and as if such party executed the Purchase Agreement on the date thereof.

         2. Representations, Warranties and Agreements of the Issuer and the Note Guarantors. The Issuer and each of the Note Guarantors represent and warrant to, and agree with, the several Initial Purchasers on and as of the date hereof that:

     (a) each of Issuer and the Note Guarantors has the corporate or limited liability power, as the case may be, to execute and deliver this letter agreement and all corporate or limited liability action, as the case may be, required to be taken by each of them for the due and proper authorization, execution, delivery and performance of this letter agreement and the consummation of the transactions contemplated hereby has been duly and validly taken; this letter agreement has been duly authorized, executed and delivered by the Issuer and each of the Note Guarantors and constitutes a valid and legally binding agreement of the Issuer and each of the Note Guarantors enforceable against the Issuer and each of the Note Guarantors in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law).

     (b) the representations, warranties and agreements set forth in Section 1 of the Purchase Agreement are true and correct on and as of the date hereof.

         3. GOVERNING LAW. THIS LETTER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         4. Counterparts. This Letter Agreement may be executed in one or more counterparts (which may include counterparts delivered by telecopier) and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

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         5. Amendments. No amendment or waiver of any provision of this
     Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

         6. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.





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         If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us a counterpart hereof, whereupon this instrument will become a binding agreement between Old SAC, and upon the execution of a Joinder to Purchase Agreement in the form of Annex C, the Issuer, the Note Guarantors and the several Initial Purchasers in accordance with its terms.


                                             Very truly yours,

                                             SEAGATE TECHNOLOGY
                                             INTERNATIONAL,

                                             by /s/ Kenneth Hao

                                               Name:  Kenneth Hao
                                               Title: Vice President

                                             NEW SAC,

                                             by /s/ Kenneth Hao

                                               Name:  Kenneth Hao
                                               Title: Vice President

                                             SEAGATE TECHNOLOGY HOLDINGS,

                                             by /s/ Kenneth Hao

                                               Name:  Kenneth Hao
                                               Title: Vice President

                                             SEAGATE TECHNOLOGY HDD HOLDINGS,

                                             by /s/ Kenneth Hao

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                                                 Name:  Kenneth Hao
                                                 Title: Vice President

                                               SEAGATE TECHNOLOGY CHINA HOLDING
                                               COMPANY,

                                               by /s/ Kenneth Hao

                                                 Name:  Kenneth Hao
                                                 Title: Vice President

                                               SEAGATE TECHNOLOGY ASIA HOLDINGS,

                                               by /s/ Kenneth Hao

                                                 Name:  Kenneth Hao
                                                 Title: Vice President

                                               SEAGATE TECHNOLOGY (IRELAND),

                                               by /s/ Kenneth Hao

                                                 Name:  Kenneth Hao
                                                 Title: Vice President

                                               SEAGATE TECHNOLOGY MEDIA
                                               (IRELAND),

                                               by /s/ Kenneth Hao

                                                 Name:  Kenneth Hao
                                                 Title: Vice President

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                                              SEAGATE TECHNOLOGY FAR EAST
                                              HOLDINGS,

                                              by /s/ Kenneth Hao

                                                Name:  Kenneth Hao
                                                Title: Vice President

                                              SEAGATE TECHNOLOGY (PHILIPPINES),

                                              by /s/ Kenneth Hao

                                                Name:  Kenneth Hao
                                                Title: Vice President

                                              SEAGATE TECHNOLOGY (SAN) HOLDINGS,

                                              by /s/ Kenneth Hao

                                                Name:  Kenneth Hao
                                                Title: Vice President

                                              SEAGATE REMOVABLE STORAGE
                                              SOLUTIONS HOLDINGS,

                                              by /s/ Kenneth Hao

                                                Name:  Kenneth Hao
                                                Title: Vice President

                                              SEAGATE REMOVABLE STORAGE
                                              SOLUTIONS INTERNATIONAL,

                                              by /s/ Kenneth Hao

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                                            Name:  Kenneth Hao
                                            Title: Vice President

                                          SEAGATE SOFTWARE (CAYMAN)
                                          HOLDINGS,

                                          by /s/ Kenneth Hao

                                            Name:  Kenneth Hao
                                            Title: Vice President

                                          SEAGATE TECHNOLOGY (US) HOLDINGS,
                                          INC.,

                                          by /s/ Kenneth Hao

                                            Name:  Kenneth Hao
                                            Title: Vice President

                                          SEAGATE TECHNOLOGY LLC,

                                          by  SEAGATE TECHNOLOGY (US)
                                              HOLDINGS, INC., as Managing Member

                                              by /s/ Kenneth Hao

                                                Name:  Kenneth Hao
                                                Title: Vice President

                                          SEAGATE US LLC,

                                          by  SEAGATE TECHNOLOGY LLC,
                                              as Sole Member

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                                              by /s/ Kenneth Hao

                                                Name:  Kenneth Hao
                                                Title: Vice President

                                          REDWOOD ACQUISITION CORPORATION,

                                          by /s/ Kenneth Hao

                                            Name:  Kenneth Hao
                                            Title: Vice President

                                          SEAGATE REMOVABLE STORAGE
                                          SOLUTIONS (US) HOLDINGS, INC.,

                                          by /s/ Kenneth Hao

                                            Name:  Kenneth Hao
                                            Title: Vice President

                                          SEAGATE REMOVABLE STORAGE
                                          SOLUTIONS LLC,

                                          by  SEAGATE REMOVABLE STORAGE
                                              SOLUTIONS (US) HOLDINGS, INC., as
                                              Sole Member

                                              by /s/ Kenneth Hao

                                                Name:  Kenneth Hao
                                                Title: Vice President

                                          SEAGATE RSS LLC,

                                          by  SEAGATE REMOVABLE STORAGE
                                              SOLUTIONS LLC, as Sole Member

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                                              by /s/ Kenneth Hao

                                                Name:  Kenneth Hao
                                                Title: Vice President

                                          SEAGATE SOFTWARE INFORMATION
                                          MANAGEMENT GROUP HOLDINGS, INC.,

                                          by /s/ Kenneth Hao

                                            Name:  Kenneth Hao
                                            Title: Vice President

                                          QUINTA CORPORATION,

                                          by /s/ Kenneth Hao

                                            Name:  Kenneth Hao
                                            Title: Vice President

                                          XIOTECH CORPORATION,

                                          by /s/ Kenneth Hao

                                            Name:  Kenneth Hao
                                            Title: Vice President

                                          SEAGATE TECHNOLOGY (THAILAND)
                                          LIMITED,

                                          by /s/ Kenneth Hao

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                                            Name:  Kenneth Hao
                                            Title: Vice President

                                          SEAGATE TECHNOLOGY-REYNOSA S. DE
                                          R.L. DE C.V.,

                                          by /s/ Kenneth Hao

                                            Name:  Kenneth Hao
                                            Title: Vice President

                                          NIPPON SEAGATE INC.,

                                          by /s/ Kenneth Hao

                                            Name:  Kenneth Hao
                                            Title: Vice President

                                          NIPPON SEAGATE SOFTWARE, INC.,

                                          by /s/ Kenneth Hao

                                            Name:  Kenneth Hao
                                            Title: Vice President

                                          SEAGATE SINGAPORE DISTRIBUTION PTE.
                                          LTD.,

                                          by /s/ Kenneth Hao

                                            Name:  Kenneth Hao
                                            Title: Vice President

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                                          SEAGATE SOFTWARE INFORMATION PTE.
                                          LTD.,

                                          by /s/ Kenneth Hao

                                            Name:  Kenneth Hao
                                            Title: Vice President

                                          SEAGATE DISTRIBUTION (UK) LIMITED,

                                          by /s/ Kenneth Hao

                                            Name:  Kenneth Hao
                                            Title: Vice President

                                          SEAGATE TECHNOLOGY (MARLOW)
                                          LIMITED,

                                          by /s/ Kenneth Hao

                                            Name:  Kenneth Hao
                                            Title: Vice President

                                          SEAGATE SOFTWARE INFORMATION
                                          MANAGEMENT GROUP UK LIMITED,

                                          by /s/ Kenneth Hao

                                            Name:  Kenneth Hao
                                            Title: Vice President

                                          XIOTECH (CANADA) LIMITED,

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                                          by /s/ Kenneth Hao

                                            Name:  Kenneth Hao
                                            Title: Vice President

                                          SEAGATE SOFTWARE (CANADA), INC.,

                                          by /s/ Kenneth Hao

                                            Name:  Kenneth Hao
                                            Title: Vice President

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Accepted:

CHASE SECURITIES INC.,

By /s/ Sean Holland

     Authorized Signatory

Address for notices pursuant to Section 9(c):
1 Chase Plaza, 25th floor
New York, New York 10081

Attention:  Legal Department

GOLDMAN, SACHS & CO.,

By /s/ Goldman Sachs & Co.

     Authorized Signatory

Address for notices pursuant to Section 9(c):
1 Liberty Plaza, 7th Floor
New York, New York 10006

Attention:  Don Hansen, Registration
                  Department

MERRILL LYNCH, PIERCE, FENNER &
SMITH INCORPORATED

By /s/ Michael Senft

     Authorized Signatory

Address for notices pursuant to Section 9(c):
4 World Financial Center, Floor 27
New York, New York 10080

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Attention:  Legal Department